                                  SCHEDULE 14A
                                 (Rule 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by the Registrant |X|
      Filed by a Party other than the Registrant |_|

      Check the appropriate box:

      |_| Preliminary Proxy Statement
      |_| Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
      |X| Definitive Proxy Statement
      |_| Definitive Additional Materials
      |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       VOICE MOBILITY INTERNATIONAL, INC.
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |X| No fee required.
      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      |_| Fee paid previously with preliminary materials.
      |_| Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                       VOICE MOBILITY INTERNATIONAL, INC.
                       13777 Commerce Parkway, Suite 180
                           Richmond, British Columbia
                                 CANADA V6V 2X3

May 10, 2000

Dear Shareholder:

      On behalf of the Board of Directors (the "Board"), I cordially invite you to the annual meeting of the shareholders (the "Annual Meeting") of Voice Mobility International, Inc. ("Voice Mobility" or the "Company") that will be held on June 14, 2001 at 2:00 p.m. at the Metropolitan Hotel, Connaught Room, located at 645 Howe Street, Vancouver, British Columbia, Canada, V6C 2Y9. I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

      At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

      (1) To elect Thomas G. O'Flaherty, James J. Hutton, Randy G. Buchamer, William E. Krebs, Robert E. Neal, F. David D. Scott and Morgan Sturdy as the Directors of the Company for a one-year term expiring at the 2002 Annual Meeting of Stockholders;

      (2) To ratify the selection of Ernst & Young LLP., Chartered Accountants, as independent auditors for the year ending December 31, 2001 and to authorize the Board of Directors to fix the remuneration of the auditors;

      (3) To approve the amendment to the 1999 Stock Option Plan, as amended, to meet the requirements for listing of the Company's securities on the Toronto Stock Exchange.

      After careful consideration and consultation with its legal and financial advisors, the Board has approved, and recommends that the shareholders vote "FOR" the Directors nominated by the Board, that the shareholders vote "FOR" the appointment of Ernst & Young as independent auditors, and that the shareholders vote "FOR" the amendment to the 1999 Stock Option Plan.

      The Board of Directors has fixed the close of business on May 4, 2001 as the record date (the "Record Date") for determining he shareholders entitled to notice of , and to vote at, the Annual Meeting or any adjournment or postponement of the meeting. At the Annual Meeting, each holder of record of shares of Common Stock on the Record Date will be entitled at the meeting to one
(1) vote on each matter properly brought before the Annual Meeting. The holders of the Company's Series A Preferred Shares will be entitled to vote that number of shares equal to the unexercised exchange portion of those 6,600,000 "Exchange B" shares ("Exchangeable Shares") of Voice Mobility Canada, Inc. Holders of Exchangeable Shares which are exchanged prior to or on the Record Date would then have become holders of Common Stock and would be entitled to vote such Common Stock as set forth herein.

      The election of directors requires that each person nominated as a director receive a plurality of the votes cast pursuant to Article II, Section 10 of the Bylaws of the Company.

      The Board of Directors have proposed the Amendments to the 1999 Stock Option Plan to meet the requirements for listing of the Company's securities on the Toronto Stock Exchange, which in turn will foster continued growth of the company. For a further discussion of the purpose and effect of the amendment to the 1999 Stock Option Plan, see "Proposal 3 - Approval of the Amendment to the 1999 Stock Option Plan" in the accompanying Proxy Statement.

      Details of the amendment to the 1999 Stock Option Plan, and the names and qualifications of the nominees for Directors of the Company and other important information are set forth in the accompanying Proxy Statement and should be considered carefully by shareholders.

      I hope that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy card.

                               Sincerely,

                               VOICE MOBILITY INTERNATIONAL, INC.


                               By: /s/ Randy Buchamer
                               ----------------------
                               Randy Buchamer, Chairman of the Board

                       VOICE MOBILITY INTERNATIONAL, INC.
                       13777 Commerce Parkway, Suite 180
                           Richmond, British Columbia
                                 CANADA V6V 2X3

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 14, 2001

TO THE STOCKHOLDERS OF VOICE MOBILITY INTERNATIONAL, INC.:

      NOTICE IS HEREBY GIVEN that Voice Mobility International, Inc., a Nevada Corporation (the "Company") will hold its Annual Meeting of Stockholders of June 14, 2001 at 2:00 pm., Pacific Daylight Time at the Metropolitan Hotel, Connaught Room, located at 645 Howe Street, Vancouver, British Columbia, Canada, V6C 2Y9. The Annual Meeting is being held for the following purposes:

      (1) To elect Thomas G. O'Flaherty, James J. Hutton, Randy G. Buchamer, William E. Krebs, Robert E. Neal, F. David D. Scott and Morgan Sturdy as the Directors of the Company for a one-year term expiring at the 2002 Annual Meeting of Stockholders;

      (2) To ratify the selection of Ernst & Young LLP., Chartered Accountants, as independent auditors for the year ending December 31, 2001 and to authorize the Board of Directors to fix the remuneration of the auditors;

      (3) To approve the amendment to the 1999 Stock Option Plan, as amended, to meet the requirements for listing of the Company's securities on the Toronto Stock Exchange; and

      (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on May 4, 2001 as the Record Date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's Common Shares and the "Exchange B" Shares ("Exchangeable Shares") of Voice Mobility Canada, Inc. on the Record Date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the Common Shares represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting. The holders of the Company's Series A Preferred Shares will be entitled to vote that number of shares equal to the unexercised exchange portion of those 6,600,000 "Exchange B" shares ("Exchange Shares") of Voice Mobility Canada, Inc. Holders of Exchangeable Shares which are exchanged for Common Stock prior to or on the Record Date would be entitled to vote such Common Stock as set forth herein.

      Your attention is directed to the accompanying information statement and exhibits which summarize each item. Shareholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

      THE VOTE OF EACH SHAREHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: May 10, 2001

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           By: /s/ Randy Buchamer
                                           Randy Buchamer, Chairman of the Board

                       VOICE MOBILITY INTERNATIONAL, INC.
                       13777 Commerce Parkway, Suite 180
                           Richmond, British Columbia
                                 CANADA V6V 2X3

                                PROXY STATEMENT

                 INFORMATION CONCERNING VOTING AND SOLICITATION

General

      The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Voice Mobility International, Inc., a Nevada corporation (the "Company" or "Voice Mobility"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 14, 2001 at 2:00 pm., Pacific Daylight Time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this proxy statement and accompanying proxy card on or about May 4, 2001 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the Metropolitan Hotel, Connaught Room, located at 645 Howe Street, Vancouver, British Columbia, Canada, V6C 2Y9.

Who Can Vote

      You are entitled to vote if you were a stockholder of record of Voice Mobility common stock (the "Common Stock") as of the close of business on May 4, 2001. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

      Holders of record of Common Stock at the close of business on May 4, 2001, the Record Date, will be entitled to receive notice of and vote at the meeting. Currently the Company is authorized to issue 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value of $.001 US per share ("Preferred Stock"). On the Record Date, there were 27, 234, 282 common share equivalents, consisting of 20, 634, 282 shares of Common Stock and one Series A Preferred Share representing 6,600,000 Exchangeable Shares. Each Exchangeable Share is exchangeable for one share of Common Stock at any time at the option of the holder and is entitled to the same voting, dividend and other rights as one share of Common Stock.

Proxy Card and Revocation of Proxy

      In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposal 1, 2 and 3 and at their discretion on any other matters that may properly come before the Annual Meeting. The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received on a timely basis, no such matters may be brought at the Annual Meeting.

      Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the executive office of the Company located at Suite 180 - 13777 Commerce Parkway Richmond, British Columbia, Canada V6V 2X3, at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, or with the chairman of the meeting on the day of the meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

      Stockholders of record on May 4, 2001 are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting. You may vote on in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

      All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions for the beneficial owner.

Solicitation of Proxies

      The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

                   SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

Item 1. Election of Directors.

The entire Board of Directors is elected annually by the stockholders at the Annual Meeting. The Board has selected seven nominees based upon their ability and experience. Each of the nominees is currently serving as a director of Voice Mobility.

The Board of Directors recommends that you vote FOR each of the nominees.

Item 2. Appointment of Independent Accountants.

The Audit Committee has nominated Ernst & Young LLP., Chartered Accountants, to serve as Independent Accountants for Voice Mobility until the next Annual Meeting in 2002. Ernst & Young provided audit and other services during 2000 for fees totaling $155,636.54. This included the following fees:

Audit Fees                                                        $56,801.54
Financial Information Systems Design and Implementation Fees      $0
All Other Fees                                                    $98,834.75

      The Audit Committee has reviewed with Ernst & Young whether the non-audit services provided by them are compatible with maintaining their independence. Representatives of Ernst & Young will be present at the Annual Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from shareholders.

The Board of Directors recommends that you vote FOR approval of Ernst & Young as Independent Auditors for Voice Mobility.

Item 3. Amendments to the 1999 Stock Option Plan

The Board of Directors is seeking shareholder approval to amend 1999 Stock Option Plan to meet the requirements for listing of the Company's securities on The Toronto Stock Exchange.

The Board of Directors recommends that you vote FOR approval of the amendments to the 1999 Stock Option Plan

                                   PROPOSAL 1
                      NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

      The Amended Bylaws of the Company provide for a board of directors of between one and nine directors with the number of directors to be set from time to time by a resolution of the Board of Directors with the number of directors initially set at seven, each elected for a one year term. The director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. The Company currently operates with a Board of seven directors. The Board of Directors meets periodically to review significant developments affecting the Company and to act on matters requiring Board approval.

      During fiscal 2000, the Board of Directors had seven formal meetings and all of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served, except for Robert Neal who did not become a Board member until September 2000. Colin Corey resigned as a Director of the Company in September of 2000. Mr. Corey did not resign as a result of any disagreement with the Board of Directors.

      The following table sets forth the names, positions and ages of our directors and executive officers.

      --------------------------------------------------------------------------

      Name                    Age    Position
      --------------------------------------------------------------------------

      Thomas G. O'Flaherty    59     President and a Director
      --------------------------------------------------------------------------

      James J. Hutton         35     Chief Executive Officer and a Director
      --------------------------------------------------------------------------

      James Hewett            49     Chief Financial Officer and Treasurer
      --------------------------------------------------------------------------

      David Grinstead         43     Exec. Vice President, Business Development
      --------------------------------------------------------------------------

      William Gardiner        45     Vice President, Business Development
      --------------------------------------------------------------------------

      Fabian Stern            37     Vice President, North American Sales
      --------------------------------------------------------------------------

      Budd Stewart            47     Vice President, Operations
      --------------------------------------------------------------------------

      Randy G. Buchamer       44     Chairman of the Board of Directors
      --------------------------------------------------------------------------

      William E. Krebs        54     Director
      --------------------------------------------------------------------------

      David Scott             66     Director
      --------------------------------------------------------------------------

      Morgan Sturdy           49     Director
      --------------------------------------------------------------------------

      Robert E. Neal          46     Director
      --------------------------------------------------------------------------

Nominees for Election

      Set forth below is biographical information for each person nominated.

THOMAS G. O'FLAHERTY

      Thomas G. O'Flaherty was appointed President in January 2000 and appointed to the Board in March 2000. Prior to joining Voice Mobility, he served as the Vice President of the Vancouver Corporate Finance Group at Ernst & Young LLP in Vancouver, British Columbia from late 1995 to late 1999. From mid 1993 to late 1995, Mr. O'Flaherty served various senior executive roles at Modatech Systems Inc., a sales force automation software company. He joined Modatech as the Vice President of Marketing in mid 1993, was promoted to President in 1994, and further promoted to CEO in January 1995. In early 1989, Thomas O'Flaherty founded Richmond Technologies & Software Inc. to market Maximizer, a contact management software product, which was subsequently acquired by Modatech Systems Inc. in mid 1993. Prior to founding Richmond Technologies & Software Inc., he co-founded Bedford Software Limited in 1983 as the marketing partner, and served in this role until 1989. Bedford Software Limited was listed on the Toronto Stock Exchange in 1988, and Computer Associates acquired the business in 1989. From 1972 to 1983, he held various sales and marketing management positions at Xerox Canada Inc. Thomas O'Flaherty began his career at the Nova Scotia Research Foundation in 1969, was appointed as the Director of the Operational Research Division in 1971, and served in this position until 1972. Mr. O'Flaherty received a Bachelor of Science from Dalhousie University in 1963, a Bachelor's Degree in Mechanical Engineering in 1965, and a Master of Science Degree from Birmingham (UK) in 1968.

JAMES J. HUTTON

      James J. Hutton was appointed to the Board of Directors in June of 1999 and has served as Chief Executive Officer and a Director of our subsidiary, VMI since 1998. From January 1998 to the present, Mr. Hutton has also served as a director of Acrex Ventures Ltd. From 1990 to the present, he has also served as Director and President of South Sycamore Group Holdings, a family company involved in diversified investments. Mr. Hutton served as Canadian Regional Manager for Ascend Communications (1995-1998). He served in various capacities for Gandalf Systems, Inc., from 1989 to 1995, starting as a sales executive and becoming Western Regional Manager. From 1987 to 1989, Mr. Hutton was a Sales Trainee in the Automotive Electronics Group of Amp of Canada. Mr. Hutton attended the University of British Columbia.

RANDY G. BUCHAMER

      Randy G. Buchamer was appointed Chairman of the Board of Directors in September 2000 and has served as a director since August 1999. Mr. Buchamer served as the Managing Director of Operations for the Jim Pattison Group and was responsible for supporting the $4.4 billion operations of 55 companies owned by the Jim Pattison Group. He has served from 1996 as Vice President and Chief Operating Officer of Mohawk Oil Retail SBU and from 1989 to 1996 as Vice President Corporate Services and Chief Information Officer for Mohawk Oil Company. From 1987 to 1988, he was Retail Market Specialist for Digital Equipment of Canada Limited. Mr. Buchamer founded and served, from 1981 to 1988, as President of Vartech Systems Corporation and RB Computer Products, an IBM value added reseller and North American software publisher and distributor of retail, distribution and manufacturing software solutions. From 1979 to 1981, he was Sales Manager and, from 1978 to 1979, a Sales Representative for Micom Canada Ltd. He received his Executive MBA from Simon Fraser University's Executive Management Development Program in 1994 and attended the Business Administration program at the University of Illinois. He also has completed courses at the IBM Canada Business Management School. He is a member of the Vancouver Board of Trade and the Sales and Marketing Executives Association of Vancouver.

WILLIAM E. KREBS

      William E. Krebs was appointed to the Board in June of 1999 and has served as the Chairman of the board from 1995 to September 2000. From 1995 to September 2000, Mr. Krebs was our Treasurer and Secretary. From January 1995 to the present, Mr. Krebs has also served as a director of Acrex Ventures

Ltd. He also has served as President and a director of Pacific Western Mortgage Corp. ("PWMC") since 1987 and served as President and a Director of Pacific Western Capital Corp. from 1994 to 1995. He has been a director of Waverider Communications, Inc. (OTCBB: WAVC), a public company traded on the Over-the-Counter Bulletin Board since 1997 and was its Secretary from 1997 through May 1999. Mr. Krebs ceased to be a director of Waverider Communications Inc., in September 1999. Mr. Krebs served as Director and President of TelcoPlus Enterprises Ltd. and its wholly owned subsidiary, Intertec Telecommunications Inc., from 1990 to 1995. Mr. Krebs is a Chartered Accountant and practiced as such from 1970 to 1980. He served as a Director and President of CT&T Telecommunications Inc. from 1990 to 1995. Mr. Krebs has been a member of the Canadian Institute of Chartered Accountants since 1973.

DAVID SCOTT

      David Scott was appointed to the Board in April 2000. He is a veteran investment executive with more than 30 years experience in the venture capital and mutual fund industries. Prior to starting his own advisory business, Mr. Scott was President from 1994 to 1999 of MDS Venture Pacific Inc., a Vancouver-based venture capital manager. From 1988 to 1994 he was President, Discovery Enterprises Inc., a venture capital manager with $30 million in assets under management. He held various investment industry positions, including President, Toronto Shared Ventures Inc., a partnership between North American Life and the Molson Company, President of money manager, Elliott & Page Ltd., President, ScotiaFund Financial Services Inc., an RSP company he founded and subsequently sold to a major bank, and various other mutual fund and senior investment community positions. Mr. Scott currently devotes substantially all of his time to directorships and advisory roles with public, private and not for profit companies.

MORGAN STURDY

      Morgan Sturdy was appointed to the Board April 2000. Most recently, he was Executive Vice-President and Chief Operating Officer of NICE Systems North America, which is a leading global provider of integrated digital recording and quality management solutions, a publicly traded on the NASDAQ. For twelve years prior, he served as President of Dees Communications Engineering Ltd., an innovator in computer telephony solutions, which was then sold to NICE Systems. From 1997, he was Chairman of the Board of Directors of Hothaus Technologies, a leader in DSP solutions for Voice over IP, which was subsequently acquired by Broadcom for $414 million in 1999. He is a current director of several publicly traded companies, including Q/Media Services Corporation, Creo-Scitex, Intrinsyc Software, Infowave Software, Inc., TIR Systems, and is a director of Digital Dispatch Systems. Additionally, he sits on the board of privately held WaveMakers Research Inc. Mr. Sturdy is a past director of National Wireless Canadian Research Foundation, past director of the Technology Industry Association of British Columbia, Chairman of Acetech, and the current Chairman of Softworld 2001.

ROBERT E. NEAL

      Robert E. Neal was appointed to the Board in September 2000. He is President of Innovatia, a company within Aliant Inc.'s emerging business division that focuses on the developing and selling of Internet-based technology. Mr. Neal joins the Board as the newest nominee from Aliant, one of VMII's early investors and currently its largest customer in Canada. A native of Saint John, New Brunswick, Mr. Neal began his career in the communications industry in 1979 at NBTel. In 1992 he became General Manager of NBTel Mobility and helped bring about a six-fold increase in the customer base. He was made president of Datacor (Atlantic) Inc. in 1996 and became president of NBTel interActive and General Manager of Export at NBTel in the next year. In 1998, he was appointed Vice President of New Business Development. He currently also serves as a Director of iMagicTV and Chairman of Prexar, Aliant's US Internet company, headquartered in the state of Maine.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES.

COMMITTEES OF THE BOARD OF DIRECTORS

      Standing committees of our Board of Directors include an Audit Committee, a Compensation Committee and a Corporate Governance Committee.

AUDIT COMMITTEE

      In 2000 there was one meetings held by the Audit Committee. The Audit Committee of our Board of Directors currently consists of Messrs. Sturdy, Buchamer and Krebs. Mr. Sturdy currently serves as a non-employee Director of VMII. Mr. Buchamer currently is the Chairman of the Board of the Directors of VMII and a non-employee director. Mr. Krebs is a non-employee director of VMII. This committee is directed to review the scope, cost and results of the independent audit of the Company's books and records, the results of the annual audit with Management and the internal auditors and the adequacy of our accounting, financial, and operating controls; to recommend annually to the Board of Directors the selection of the independent auditors; to consider proposals made by the independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. The Board of Directors has not adopted a written charter for the Audit Committee. The Audit Committee of the Board of Directors was formed in February 2000.

COMPENSATION COMMITTEE

      In 2000 there were four meetings held by the Compensation Committee. The Compensation Committee currently consists of Messrs. Buchamer, Scott and Sturdy. Mr. Buchamer is a non-employee Director and currently is the Chairman of the Board of Directors of VMII. Messrs. Scott and Sturdy are non-employee Directors of VMII. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board of Directors on compensation matters. The Compensation Committee was formed in February 2000. To the extent required by law, a separate committee of disinterested parties administers the 1999 Stock Option Plan and will administer the Amended 1999 Stock Option Plan.

CORPORATE GOVERNANCE COMMITTEE

      In 2000 there were three meetings held by the Corporate Governance Committee. The Corporate Governance Committee currently consists of Messrs. Scott, Buchamer and O'Flaherty. Mr. Scott is the Chair of the Committee and is a non-employee Director of VMII. Mr. Buchamer is a non-employee Director and currently is the Chairman of the Board of Directors of VMII. Mr. O'Flaherty currently serves as a Director and President of the Company. The Corporate Governance Committee oversees the adoption of a strategic planning process, identifies the principal risks of the Company's business and ensures the implementation of an appropriate system to manage these risks. The Committee oversees the adoption of a communications (investor relations) policy for the Company and the integrity of the Company's internal control and management information system. The Corporate Governance Committee monitors the effectiveness of senior management, Board members, and other Committees of the Board along with identifying and reporting on candidates to be nominated to the Board.

                                   PROPOSAL 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2001, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since March 10, 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF SELECTION OF ERNST & YOUNG AS INDEPENDENT AUDITORS OF VOICE MOBILITY.

                                   PROPOSAL 3
                    AMENDMENT TO THE 1999 STOCK OPTION PLAN

      The Board of Directors is seeking shareholder approval of an amendment to the Amended and Restated 1999 Stock Option Plan to meet the requirements for listing of the Company's securities on the Toronto Stock Exchange.

DESCRIPTION OF THE AMENDED AND RESTATED 1999 STOCK OPTION PLAN

      On June 29, 1999, our board of directors adopted the 1999 Stock Option Plan as a means of increasing the proprietary interest of employees, board of advisors, consultants and non-employee directors and to align more closely their interests with the interests of our stockholders. The 1999 Stock Option Plan helps us maintain our ability to attract and retain the services of experienced and highly qualified employees and non-employee directors. On May 19, 2000, our board of directors approved an Amended and Restated 1999 Stock Option Plan, and the Amended and Restated 1999 Stock Option Plan was subsequently approved by our stockholders on June 9, 2000.

      Under the Amended and Restated 1999 Stock Option Plan, we have reserved an aggregate of 10,000,000 shares of common stock for issuance pursuant to options, stock appreciation rights, stock purchase warrants, phantom stock, performance units or as restricted shares. Our board of directors or a committee of our board of directors consisting of non-employee directors administers the Amended and Restated 1999 Stock Option Plan, including, without limitation, the selection of the persons who will be granted Plan Options under the Amended and Restated 1999 Stock Option Plan, the type of options to be granted, the number of shares subject to each option and the option price.

      Options granted under the Amended and Restated 1999 Stock Option Plan may either be options qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not so qualify. In addition, the Amended and Restated 1999 Stock Option Plan also allows for the inclusion of a reload option provision, under which an eligible person who elects to pay the exercise price of the option with shares of common stock owned by the eligible person shall receive a new option to purchase shares of common stock equal in number to the tendered shares. Any incentive stock option granted under the Amended and Restated 1999 Stock Option Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any incentive stock option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant. The term of each option and the manner in which it may be exercised is determined by our board of directors or the committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of our common stock, no more than five years after the date of the grant. The exercise price of non-qualified options shall be determined by our board of directors or the committee.

      The per share purchase price of shares subject to options granted under the Amended and Restated 1999 Stock Option Plan may be adjusted in the event of certain changes in our capitalization, but any such adjustment shall not change the total purchase price payable upon the exercise in full of options granted under the Amended and Restated 1999 Stock Option Plan.

      Our (and any of our subsidiary's) officers, directors, key employees and consultants are eligible to receive non-qualified options under the Amended and Restated 1999 Stock Option Plan. Only employees are eligible to receive Incentive Options.

      Recipients of options may not assign or transfer them, except by will or by the laws of descent and distribution. During the lifetime of the optionee, an option may be exercised only by such optionee. If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, or if an optionee is not an employee but is a member of our board of directors and his service as a director is terminated for any reason, other than death or disability, the option granted to him or her shall lapse to the extent unexercised on the earlier of the expiration date or 30 days following the date of termination. If the optionee dies during the term of his employment, the option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the option or the date one year following the date of the optionee's death. If the optionee is disabled, the option granted to him or her lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of the disability.

      Our board of directors or the committee may amend, suspend or terminate the Plan at any time, except that no amendment shall be made which (i) increases the total number of shares subject to the Amended and Restated 1999 Stock Option Plan, or (ii) changes the definition of an "Eligible Person" under the Amended and Restated 1999 Stock Option Plan without the prior approval of the stockholders.

      As of December 31, 2000, we have granted 7,830,545 options under the Plan. As of December 31, 2000, 506,955 options under the Plan had been exercised.

      The following is a summary of the stock options currently outstanding by the following categories:

-----------------------------------------------------------------------------------------------------------------
                                          Common                               Market Value
                                       Shares Under                              on Date
Optionees (1)                             Option         Exercise Price        of Grant (2)      Expiry Date (3)
-----------------------------------------------------------------------------------------------------------------
Executive officers of the Company        2,782,500       $0.75 - $8.00        $0.75 - $8.00       December 21,
(10 persons)                                                                                     2002 - January
                                                                                                    1, 2006

Directors                                  200,000       $1.00 - $7.25        $0.75 - $7.25       May 31, 2004 -
(other than executive officers)                                                                    September 21,
(4 persons)                                                                                           2005

Employees                                3,661,941       $0.75 - $8.375       $0.75 - $8.375      February 28,
(77 persons)                                                                                      2002 - January
                                                                                                    31, 2006

Corporate Secretary                         25,000       $7.25                $7.25               April 13, 2005
(1 person)

Consultants                                300,000       $0.75 - $5.50        $0.75 - $5.50       May 16, 2005 -
(4 persons)                                                                                      August 17, 2005

Total:                                   6,669,441       $0.75 - $8.375
-----------------------------------------------------------------------------------------------------------------

      (1)   Includes past directors, officers and employees.
      (2) Certain options were issued before the initial listing of our common shares on a public market. Therefore, the assumed market value was based upon the last private placement.
      (3) Unless extended under the terms of the Plan, all options generally expire 90 days after the optionee ceases to be related to the company

      The number of shares of common stock issuable upon the exercise of options is required to be adjusted in the event of a share consolidation or subdivision or other similar change to our share capital.

PROPOSED AMENDMENTS TO THE VMII AMENDED & RESTATED 1999 STOCK OPTION PLAN

      The Board of Directors of the Company has proposed these amendments to the VMII Amended & Restated 1999 Stock Option Plan to meet the requirements for listing of the Company's securities on The Toronto Stock Exchange. The proposed amendments can be summarized as follows:

      o the definition of the terms "Employee", "Personal Representative", "Regulatory Authorities" and "Market Value" will be amended to comply with policies of The Toronto Stock Exchange;

      o the Plan will be amended to provide that no award will be granted where the number of shares to be received or purchased pursuant to that award exceeds 5% of our issued and outstanding share capital as at the award date of the security being granted;

      o subject to the termination provisions in the Plan, the expiry date of an award will be amended to mean the date fixed by the Board, provided that such date is no later than the tenth anniversary of the award date;

      o the determination of the exercise price of the options, or derivative securities requiring the payment of an exercise price, will be amended to meet The Toronto Stock Exchange's requirements. Specifically, the minimum exercise price of any such security granted will be the "Market Value" (as defined) of our shares on the date the securities are granted;

      o if any our nonvoting shares become publicly traded on The Toronto Stock Exchange as non-voting shares, the Plan will be amended to provide that all shares issued upon the exercise of options granted pursuant to the Plan must be non-voting shares.

      The foregoing amendments are subject to all necessary approvals of the applicable regulatory authorities.

      A copy of the current 1999 Stock Option Plan is attached hereto as Appendix I. A copy of the 1999 Stock Option Plan that contains the proposed amendments is attached hereto as Appendix II.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1999 STOCK OPTION PLAN AND THE AMENDED 1999 STOCK OPTION PLAN.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      We have set forth in the following table certain information regarding our common stock beneficially owned on December 31,2000 for (i) each shareholder we know to be the beneficial owner of 5% or more of our outstanding common stock,
(ii) each of the our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of December 31, 2000, we had outstanding approximately 26,801,282 common share equivalents, consisting of 20,201,282 shares of common stock and 6,600,000 shares of common stock issuable on conversion of all outstanding exchangeable shares.

NAME AND ADDRESS (*)                  NUMBER OF SHARES OF    PERCENT OF
OF SECURITY HOLDER                    COMMON STOCK           BENEFICIAL
                                      BENEFICIALLY OWNED     OWNERSHIP

----------------------------------------------------------------------------
Edith Marion Both (1)                     2,650,000               9.9%
William E. Krebs (2)                      2,543,897               9.5%
James J. Hutton (3)                       2,146,778               8%
Aliant Horizons Inc.                      1,428,571               5.3%
Thomas G. O'Flaherty (4)                  319,994                 1.2%
David H. Grinstead(5)                     230,556                 **
Randy Buchamer (6)                        50,000                  **
Morgan Sturdy (6)                         50,000                  **
David D. Scott (6)                        50,000                  **
Robert E. Neal (6)                        50,000                  **

All Executive Officers and                9,943,128               37.1%
Directors as a Group (11 persons)

* The address for each person named above is #180 - 13777 Commerce Parkway, Richmond, British Columbia, Canada V6V 2X3

**    Less than 1%

(1) Stock owned by E.W.G. Investments Ltd. of which Ms. Both is controlling shareholder.

(2) Includes 2,000,000 shares owned by Pacific Western Mortgage Corporation of which Mr. Krebs is the sole shareholder and 343,897 shares owned by Margit Kristiansen, Mr. Krebs' wife. Mr. Krebs disclaims beneficial ownership of the shares owned by his wife. Includes 200,000 shares held in a self-directed registered retirement savings plan.

(3) Includes 36,778 shares that are owned by Janice Gurney, his wife, over which Mr. Hutton disclaims beneficial ownership. Includes 250,000 Plan Options. Includes 110,000 shares held in a self-directed registered retirement savings plan.

(4) Includes 319,444 Plan Options exercisable within the next 60 days and 550 shares owned by 271102 BC Ltd. of which Mr. O'Flaherty is a controlling shareholder.

(5)   Includes 230,556 Plan Options exercisable within the next 60 days.

(6)   Includes 50,000 Plan Options exercisable within the next 60 days.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

      The Company currently compensate Directors with a cash compensation of Cdn$1,000 for participation in each formal meeting held by the Board of Directors. Non-employee directors are also granted 50,000 incentive stock options annually. Employee directors are granted incentive stock options based on their individual employment agreements. All stock option grants are made pursuant to the Company's 1999 Stock Option Plan.

EXECUTIVE COMPENSATION - CASH COMPENSATION

      The following table shows, for the three-year period ended December 31, 2000, the cash and other compensation we paid to our Chief Executive Officer and to each of our executive officers who had annual compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                --------------------------------------
                                                                                Long Term Compensation
------------------------------------------------------------------------------- -------------------------------------- -------------
Annual Compensation                                                             Awards                                 Payouts
------------------------------------------------------------------------------- -------------------------------------- -------------
Name and Principal             Year      Salary          Bonus ($)    Other     Restricted      Securities Under       LTIP
Position                                 ($)             ($)                    Stock           Under                  Payouts
                                                                                Awards          Options/SARs           ($)
                                                                                ($)             Granted(#)
------------------------------------------------------------------------------------------------------------------------------------
James J.  Hutton               2000      98,528          53,333       N/A       N/A             0                      N/A
CEO                            1999      72,600          N/A          N/A       N/A             250,000                N/A
since May, 1998                1998      48,000          N/A          N/A       N/A             0                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Thomas G.  O'Flaherty          2000      104,238         30,000       N/A       N/A             625,000                N/A
President                      1999      0               N/A          N/A       N/A             0                      N/A
                               1998      0               N/A          N/A       N/A             0                      N/A
------------------------------------------------------------------------------------------------------------------------------------
William Gardiner               2000      61,709          N/A          N/A       N/A             0                      N/A
Vice President (CEO from       1999      36,720          N/A          N/A       N/A             200,000                N/A
Nov. 1997 to Apr.  1998)       1998      36,720          N/A          N/A       N/A             0                      N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Compensation was paid to Mr. Hutton, Mr. O'Flaherty and William Gardiner by VMI, our operating subsidiary.

OPTION GRANTS IN THE LAST FISCAL YEAR

      The following table presented in accordance with the Exchange Act and the Regulations thereunder sets forth individual grants of stock options under the Amended and Restated 1999 Stock Option Plan during the most recently completed financial year to each of the Named Executive Officers:

--------------------------------------------------------------------------------------------
Options/SAR Grants in Last Fiscal Year
(Individual Grants)
--------------------------------------------------------------------------------------------
Name             Securities under     % of Total        Exercise or Base    Expiration Date
                 Options/SAR          Options/SARs      Price
                 Granted              Granted to        ($/Sh)
                                      Employees in
                                      Fiscal Year
--------------------------------------------------------------------------------------------
Thomas G.
O'Flaherty       625,000              14                $2.00               Dec.  31, 2004

--------------------------------------------------------------------------------------------

AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR AND 2000 FISCAL YEAR END OPTION/VALUES

      The following table sets forth information with respect to the exercise of options to purchase shares of our common stock during the fiscal year ended December 31, 2000 to each person named in the Summary Compensation Table and the unexercised options held as of the end of 2000 fiscal year.

----------------------------------------------------------------------------------------------------------------
              Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
----------------------------------------------------------------------------------------------------------------
                                                             Number of Securities     Value of Unexercised in-
                                                            Underlying Unexercised   the-money Options/SARs at
                                                                Options/SARs                 FY-end ($)
----------------------------------------------------------------------------------------------------------------
     Name                Securities       Aggregate       Exercisable/Unexercisable    Exercisable/Unexercisable
                        Acquired on        Value
                          Exercise        Realized
----------------------------------------------------------------------------------------------------------------
James J. Hutton              0               $0                    250,000/0                   $585,925/$0
----------------------------------------------------------------------------------------------------------------
Thomas G.
O'Flaherty                   0               $0                 291,667/333,333             $683,580/$781,233
----------------------------------------------------------------------------------------------------------------
William Gardiner           40,000         $40,000                  160,000/0                   $374,992/$0
----------------------------------------------------------------------------------------------------------------

REPRICING OF OPTIONS/SARS

      We did not reprice any options awarded to any executive officers during fiscal 2000.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

      We have no long-term incentive plans.

STOCK OPTION PLAN

      Information relating to our 1999 Stock Option Plan is contained in the discussion of Proposal 3.

EXECUTIVE EMPLOYMENT AGREEMENTS

      We have not entered into any employment agreements with our officers and directors and have paid no compensation to them. Our operating subsidiary, Voice Mobility Inc., however, has entered into employment agreements with its named executive officers.

      Thomas G. O'Flaherty, President of VMI, entered into an employment agreement on January 1, 2000 that terminates on December 31, 2002. He receives a salary of Cdn$150,000 per year plus 500,000 Plan Options exercisable at $2.00 per share. Mr. O'Flaherty may also receive an additional 125,000 Plan Options pursuant to mutually agreeable performance criteria.

      James Jay Hutton, Chief Executive Officer of VMI, entered into an employment agreement on April 1, 1998 which terminated on March 31, 2000. He has renegotiated a salary of Cdn$150,000 per year effective April 1, 2000 plus 250,000 Plan Options exercisable at $1.00 per share.

      James Hewett, Chief Financial Officer of VMI, entered into an employment agreement on May 1, 2000. He receives a salary of Cdn$105,000 per year plus 105,000 Plan Options.

      David H. Grinstead, Executive Vice President of Business Development of VMI, entered into an employment agreement on February 1, 2000 that terminates on February 1, 2003. He receives a salary of Cdn$130,000 per year plus 500,000 Plan Options exercisable at $2.125 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the year ended December 31, 2000, Pacific Western Mortgage Corporation, a corporation controlled by William Krebs, one of our directors, was paid $85,000 [1999 - $40,392; 1998 - $26,992] for consulting services of which $75,000 was related to a financing fee on the February 15, 2000 equity financing.

      During the year ended December 31, 2000, Karina Ventures, Inc. a company controlled by John Curry, a shareholder and our former Chief Financial Officer, was paid $40,000 [1999 - $13,464; 1998 - $nil] for consulting services.

      During the year ended December 31, 2000, the Company sold to one of our shareholders, Aliant Inc., products and services totaling $68,649 [1999 - $42,072; 1998 - $nil].

      On February 27, 2001, the Company entered into a three-year agreement with Innovatia Inc. ("Innovatia"), a wholly owned subsidiary of Aliant Inc. (`Aliant"), to development a carrier-classified unified communications product. The intent of the development agreement is that the resulting product will become Aliant's primary hosted messaging solution for business and residential customers.

      Innovatia will license certain intellectual property to the Company on a non-exclusive, non-transferable basis for use in the development and verification of current products and will provide specific professional, project management and administrative and support services. In consideration of the licenses and services provided, the Company has agreed to pay fees of $5.7 million over the three-year term of the agreement beginning February 1, 2001. Innovatia will invoice the Company on a quarterly basis, equaling $475,000 per quarter commencing April 30, 2001. At the Company's option, the Company may elect to pay for some or all of the services, from time to time, in common shares. In the event that the Company makes this election, the number of common shares will equal the value of the payment then being made divided by the weighted average trading price of the Company's common stock over the ten trading days immediately preceding the date the payment is made.

                         INDEPENDENT PUBLIC ACCOUNTANTS

General

      The Company's current independent public accountants, Ernst & Young LLP, have been selected as the Company's accountants for the current year. Representatives of Ernst & Young LLP are expected to be present at the annual meeting. Ernst & Young LLP will have the opportunity to make a statement and will be available to answer questions.

Changes in Accountants

      Bedford Curry & Co., Chartered Accountants, Vancouver, B.C., had been our independent accountant of Voice Mobility International, Inc. in connection with the preparation of our financial statements for the fiscal years ended December 31, 1997 and December 31, 1998. Effective March 10, 2000, we dismissed Bedford Curry & Co. as our independent accountant in furtherance of our desire to retain an internationally recognized accounting firm in connection with our ongoing reporting obligations under the U.S. Securities Exchange Act of 1934, as amended. Bedford Curry & Co. continued to be the independent accountant of record for the fiscal years ended December 31, 1997 and December 31, 1998.

      The reports of Bedford Curry & Co. on the financial statements for the fiscal years ended December 31, 1997, and 1998 contained no adverse opinion or disclaimer of opinion and, except as set forth in the section entitled, "Comments by Auditors for U.S. Readers on Canada - U.S. Reporting Conflict", were not qualified or modified as to uncertainty, audit scope or accounting principle.

      Our Board of Directors approved the decision to dismiss Bedford Curry & Co. in order to retain an internationally recognized accounting firm as our independent accountant.

      In connection with its audits for such fiscal years and through the date hereof, there have been no disagreements with Bedford Curry & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Bedford Curry & Co. would have caused such firm to make reference thereto in their report on the financial statements for such years.

      As of March 10, 2000, our Board of Directors engaged Ernst & Young LLP as our new independent accountant. Ernst & Young LLP is the independent accountant of record for the fiscal years ended December 31, 1999 and December 31, 2000. Our decision to retain Ernst & Young LLP was solely in furtherance of our desire to consult with an internationally recognized accounting firm, in contrast to Bedford Curry & Co., a local Canadian accounting firm, and not with respect to their application of accounting principles to a specific completed or contemplated transaction or type of audit opinion that might be rendered.

AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2000.

      The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Ernst & Young LLP their independence.

      Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in Voice Mobility

International, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

      The Audit Committee of our Board of Directors currently consists of Messrs. Sturdy, Buchamer and Krebs. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

                                 OTHER MATTERS

COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 were required for those persons, the Company believes that, during the year of 2000 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with except that 2 reports, covering an aggregate of 2 transactions were filed late by Ms. Both and Mr. O'Flaherty. Ms. Both failed to file a monthly report of a transaction but did report the transaction in her year-end report on Form 5, which was timely filed. Mr. O'Flaherty failed to file a monthly report of a transaction but did file the report when the oversight when realized.

FEES PAID TO INDEPENDENT AUDITORS

      Audit Fees

      The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2000 and the reviews of the unaudited interim financial statements included in the Company's Form 10-QSB's for the year ended December 31, 2000 ("Audit Services") were $56,801.54.

      Financial Information Systems Design and Implementation Fees

      Ernst & Young LLP did not perform any professional services with respect to financial information systems design and implementation for the year ended December 31, 2000 ("Technology Services").

      All Other Fees

      The aggregate fees billed by Ernst & Young LLP for professional services other than Audit Services and Technology Services for the year ended December 31, 2000 were $155,636.29, including audit related services of $56,801.54. Audit related services principally include fees for accounting consultations and statutory audits.

STOCKHOLDER PROPOSALS

      Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the Company's next annual meeting of stockholders. To be eligible for inclusion in the Company's 2002 proxy statement, your proposal must be received by the Company no later than November 23, 2001 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2002 Annual Meeting, you must comply with the procedures contained in the Bylaws and you must notify the Company in writing and such notice must be delivered to or received by the Secretary no later than February 14, 2002. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company's 2002 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

      You may write to the Secretary of the Company at the Company's principal executive office, 13777 Commerce Parkway, Suite 180 Richmond, British Columbia, CANADA V6V 2X3, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

      The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: May 10, 2001                       BY ORDER OF THE BOARD OF DIRECTORS


                                          By: /s/ Randy Buchamer
                                              ------------------
                                          Randy Buchamer, Chairman of the Board

                                   APPENDIX I

                       VOICE MOBILITY INTERNATIONAL, INC.
                  AMENDED AND RESTATED 1999 STOCK OPTION PLAN
                                  June 9, 2000

1.    GRANT OF AWARDS GENERALLY.

      In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the VOICE MOBILITY INTERNATIONAL, INC. AMENDED AND RESTATED 1999 STOCK OPTION PLAN (the "Plan"), the Board of Directors (the "Board") or, the Compensation Committee (the "Committee") of VOICE MOBILITY INTERNATIONAL, INC. (the "Corporation") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, Awards to acquire shares of the Corporation's $.001 par value common stock (the "Stock").

2.    TYPE OF AWARDS.

      (a) The Board and the Committee are authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of Stock, or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Stock or with a value derived from the value of the Stock. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

      (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options (including options which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), ("ISOs") and options which are not ISOs (NSOs), reload stock options in accordance with Paragraph 8 herein ("Reload Options"), stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

      (c) Stock and Derivative Securities may be issued pursuant to an Award for any lawful consideration as determined by the Board or the Committee, including, without limitation, services rendered by the recipient of such Award.

3.    AMOUNT OF STOCK.

      The aggregate number of shares of Stock which may be purchased pursuant to the exercise of Awards shall be 10,000,000 shares of Stock. Of this amount, the Board or the Committee shall have the power and authority to designate whether any options so issued shall be ISOs or NSOs, subject to the restrictions on ISOs contained elsewhere herein. If an Award ceases to be exercisable, in whole or in part, the shares of Stock underlying such option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Award granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Awards, the shares of Stock subject to any Award and the exercise price of any outstanding Awards shall be appropriately adjusted by the Board or the Stock Option Committee. The Board or the Stock Option Committee shall give notice of any adjustments to each Eligible Person granted an Award under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Award, the Eligible Person will receive what the holder would have owned if the holder had exercised the Award immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

4.    ELIGIBLE PERSONS.

      (a) With respect to ISOs, an Eligible Person means any individual who has been employed by the Corporation or by any subsidiary of the Corporation for a continuous period of at least sixty (60) days.

      (b)   With respect to all other forms of Awards, an Eligible Person means
            (i) any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days, (ii) any director of the Corporation or any subsidiary of the Corporation (iii) any member of the Corporations advisory board or of any of the Corporation's subsidiary(ies), or
            (iv) any consultant of the Corporation or by any subsidiary of the Corporation.

5.    GRANT OF AWARDS.

      The Board or the Committee has the right to issue the Awards established by this Plan to Eligible Persons. The Board or the Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Awards shall be set forth in a writing signed the Board or by a majority of the members of the Committee. The writing shall identify whether the Award being granted includes ISOs and shall set forth the terms which govern the Awards. The terms shall be determined by the Board or the Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Awards, when the Awards may be exercised, the period for which the Award is granted and the expiration date, the effect on the Awards if the Eligible Person terminates employment, and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Award. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Award granted to an Eligible Person may differ from the terms of an Award granted to another Eligible Person, and may differ from the terms of an earlier Option granted to the same Eligible Person

6.    EXERCISE PRICE.

      The exercise price per share shall be determined by the Board or the Committee at the time any Award is granted, and shall be not less than (i) in the case of an ISO, the fair market value, (ii) in the case of an ISO granted to a ten percent or greater stockholder, shall be determined by the Board, or (iii) in the case of all other Awards, not less than 75% of the fair market value (but in no event less than the par value) of one share of Stock on the date the Award is granted, as determined by the Board or the Committee. Fair market value as used herein shall be:

      (a) If shares of Stock shall be traded on an exchange or over-the-counter market, the closing price or the closing bid price of such Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded, or such other value as determined by the Board or the Committee. If shares of Stock shall not be traded on an exchange or over-the-counter market, the value as determined by the Board or the Committee.

7.    PAYMENT OF EXERCISE PRICE.

      (a) Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Award shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Corporation of shares of Stock owned by the holder of the Award having a Fair Market Value (as determined by the Corporation without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Corporation) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Award (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal

            Reserve System) (a "Cashless Exercise"), (iv) by the holder of the Award's promissory note in a form approved by the Board or the Committee, (v) by such other consideration as may be approved by the Board or the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board or the Committee may at any time or from time to time, by adoption of or by amendment to the standard forms of Awards described in Section 7, or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

      (b) Notwithstanding the foregoing, an Award may not be exercised by tender to the Corporation of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Corporation's stock. Unless otherwise provided by the Board or the Committee, an Award may not be exercised by tender to the Corporation of shares of Stock unless such shares either have been owned by the holder for more than six (6) months or were not acquired, directly or indirectly, from the Corporation.

      (c) The Corporation reserves, at any and all times, the right, in the Corporation's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Awards by means of a Cashless Exercise.

      (d) No promissory note shall be permitted if the exercise of an Award using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board or Committee shall determine. The Board and the Committee shall have the authority to permit or require the Award holder to secure any promissory note used to exercise an Award with the shares of Stock acquired upon the exercise of the Award or with other collateral acceptable to the Board or the Committee. Unless otherwise provided by the Board or the Committee, if the Corporation at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Corporation's securities, any promissory note shall comply with such applicable regulations, and the Award holder shall pay the unpaid principal and accrued interest if any, to the extent necessary to comply with such applicable regulations.

      (e) The Corporation shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of any Award Option, or to accept from the Award holder the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Corporation, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Corporation with respect to such Award or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Corporation shall have the right to require the Award holder, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Corporation arising in connection with the Awards or the shares of Stock acquired upon the exercise thereof. The Corporation shall have no obligation to deliver share of Stock or to release shares of Stock from an escrow established pursuant to the Award until the Corporation's tax withholding obligations have been satisfied by the Award holder.

8.    GRANT OF RELOAD OPTIONS.

      In granting stock options under this Plan, the Board or the Committee may, but shall not be obligated to, include a Reload Option provision therein, subject to the provisions set forth in Paragraphs 20 and 21 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an Award (the "Original Option") by delivering to the Corporation shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Committee consistent with the provisions of this Plan.

9.    COMMITTEE.

      The Committee may be appointed from time to time by the Board. The Board may from time to time remove members from or add members to the Committee. The Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 20 herein. The members of the Committee may elect one to its members as its chairman. The Committee shall hold its meetings at such time and places as its chairman shall determine. A majority of the Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Committee will be effective as if it had been made by a majority vote of all members of the Committee at a meeting which is duly called and held.

10.   ADMINISTRATION OF PLAN.

      In addition to granting Awards and to exercising the authority granted to it elsewhere in this Plan, the Board or the Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Awards granted or awarded pursuant to the Plan comply with the provisions of Paragraph 20 and 21 herein. All determinations made by the Board or the Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its stockholders, employees, officers and directors and consultants. No member of the Board or the Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.

11.   PROVISIONS APPLICABLE TO ISOs.

      The following provisions shall apply to all ISOs granted by the Board or the Committee and shall be incorporated by reference into any writing granting an ISO:

      (a) An ISO may only be granted within ten (10) years from June 29, 1999, the date that this Plan was originally adopted by the Board.

      (b) An ISO may not be exercised after the expiration of ten (10) years from the date the ISO is granted.

      (c) The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

      (d) An ISO is not transferable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

      (e) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the option price shall be at least 110% of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

      (f) The aggregate fair market value (determined at the time the ISO is granted) of the Stock with respect to which the ISO is first exercisable by the Eligible Person during any calendar year (under this Plan and any other incentive stock option plan of the Corporation) shall not exceed $100,000.

      (g) Even if the shares of Stock which are issued upon exercise of an ISO are sold within one year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

      (h) This Plan was adopted by the Corporation on June 29, 1999, by virtue of its approval by the Board and amended and restated on May 19, 2000. Approval by the stockholders of the Corporation is to occur prior to June 28, 2000.

12.   DETERMINATION OF FAIR MARKET VALUE.

      In granting ISOs under this Plan, the Board or the Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO in accordance with the provisions of Section 6 above.

13.   RESTRICTIONS ON ISSUANCE OF STOCK.

      The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Award unless the Stock with respect to which the Award is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an Award granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a legal representative of an Eligible Person, "distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Award, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

14.   EXERCISE IN THE EVENT OF DEATH OF TERMINATION OR EMPLOYMENT.

      (a) If an Award holder shall die (i) while an employee of the Corporation or a Subsidiary or within three months after termination of his employment with the Corporation or a Subsidiary because of his disability, or retirement or otherwise, his Awards may be exercised, to the extent that the Award holder shall have been entitled to do so on the date of his death or such termination of employment by the person or persons to whom the Award holder's right under the Award pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, his Awards may be exercised not later than the expiration date specified in Paragraph 5 or one year after the Award holder's death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in Paragraph 5 hereof or one year after the Award holder's death, whichever date is earlier.

      (b) If an Award holder's employment by the Corporation or a Subsidiary shall terminate because of his disability and such Awardholder has not died within the following three months, he may exercise his Awards, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in Paragraph 5 hereof or one year after termination of employment, whichever date is earlier.

      (c) If an Award holder's employment shall terminate by reason of his retirement in accordance with the terms of the Corporation's retirement plans or with the consent of the Board or the Committee or involuntarily other than by termination for cause, and such Award holder had not died within the following three months, he may exercise his Award to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from time to time, but not later than the expiration date specified in Paragraph 5 hereof.

      (d) If an Award holder's employment shall terminate for cause, all right to exercise his Awards shall terminate at the date of such termination of employment.

15.   CORPORATE EVENTS.

      In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation's shares of Stock, the Board or the Committee shall declare that each Award granted under this Plan shall terminate as of a date to be fixed by the Board; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an Award, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Award as to all or any part of the shares of Stock covered thereby, including shares of Stock as to which such Award would not otherwise be exercisable. Nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Award.

16.   NO GUARANTEE OF EMPLOYMENT.

      Nothing in this Plan or in any writing granting an Award will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer, or will interfere with or restrict in any way the right of the Eligible

      Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

17.   NONTRANSFERABILITY.

      No Award granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Award holder, an Award shall be exercisable only by him, or by his guardian or legal representative.

18.   NO RIGHTS AS STOCKHOLDER.

      No Award holder shall have any rights as a stockholder with respect to any shares subject to his Award prior to the date of issuance to him of a certificate or certificates for such shares.

19.   AMENDMENT AND DISCONTINUANCE OF PLAN.

      The Board may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Awards under this Plan. Further, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 herein), or (b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the stockholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Board is authorized to seek the approval of the Corporation's stockholders for any other changes it proposes to make to this Plan which require such approval, however, the Board may modify the Plan as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 19, and Paragraphs 20 and 21.

20.   COMPLIANCE WITH RULE 16B-3.

      This Plan is intended to comply in all respects with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Exchange Act, with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Committee or the Board.

21.   COMPLIANCE WITH CODE.

      The aspects of this Plan dealing with ISOs are intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. in the event any future statute or regulation shall modify the existing stature, the aspects of this Plan on ISOs shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any ISO granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need to be given to optionee.

      If any provision of the aspects of this Plan dealing with ISOs is determined to disqualify the shares purchasable pursuant to the ISOs granted under this Plan from the special tax treatment provided by Code
      Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said tax treatment.

22.   COMPLIANCE WITH OTHER LAWS AND REGULATIONS.

      The Plan, the grant and exercise of Awards thereunder, and the obligation of the Corporation to sell and deliver Stock under such Awards, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Moreover, no option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

23.   DISPOSITION OF SHARES.

      In the event any share of Stock acquired by an exercise of an Award granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Award was granted or within one year after the transfer of such Stock pursuant to such exercise, the Award holder shall give prompt written notice thereof to the Board or the Committee.

24.   NAME.

      The Plan shall be known as the "Voice Mobility Amended and Restated 1999 Stock Option Plan."

25.   NOTICES.

      Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation shall be sent to it at its office, 180 - 13777 Commerce Parkway, Richmond, British Columbia V6V 2X3 Canada and when addressed to the Committee shall be sent to it 180 - 13777 Commerce Parkway, Richmond, British Columbia V6V 2X3 Canada, subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

26.   HEADINGS.

      The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.

27.   EFFECTIVE DATE.

      The Plan, was adopted by the Board on June 29, 1999 and amended and restated on May 19, 2000. The effective date of the Plan shall be the date on which the Plan is approved by the stockholder of the Corporation.

Dated as of June 9, 2000

                                        VOICE MOBILITY INTERNATIONAL, INC.


                                        By:  "Thomas O'Flaherty"
                                             -------------------
                                        Its: President

                                  APPENDIX II

                       VOICE MOBILITY INTERNATIONAL, INC.
               SECOND AMENDED AND RESTATED 1999 STOCK OPTION PLAN

1.    GRANT OF AWARDS GENERALLY

      In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the VOICE MOBILITY INTERNATIONAL, INC. SECOND AMENDED AND RESTATED 1999 STOCK OPTION PLAN (the "Plan"), the Board of Directors (the "Board") or, the Compensation Committee (the "Committee") of VOICE MOBILITY INTERNATIONAL, INC. (the "Corporation") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, Awards to acquire shares of the Corporation's $.001 par value common stock (the "Stock").

2.    TYPE OF AWARDS

      (a) The Board and the Committee are authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of Stock, or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Stock or with a value derived from the value of the Stock. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

      (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options (including options which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), ("ISOs") and options which are not ISOs (NSOs), reload stock options in accordance with Paragraph 8 herein ("Reload Options"), stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

      (c) Stock and Derivative Securities may be issued pursuant to an Award for any lawful consideration as determined by the Board or the Committee, including, without limitation, services rendered by the recipient of such Award.

3.    AMOUNT OF STOCK

      The aggregate number of shares of Stock which may be purchased pursuant to the exercise of Awards shall be 10,000,000 shares of Stock. Of this amount, the Board or the Committee shall have the power and authority to designate whether any options so issued shall be ISOs or NSOs, subject to the restrictions on ISOs contained elsewhere herein. If an Award ceases to be exercisable, in whole or in part, the shares of Stock underlying such option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Award granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Awards, the shares of Stock subject to any Award and the exercise price of any outstanding Awards shall be appropriately adjusted by the Board or the Stock Option Committee. The Board or the Stock Option Committee shall give notice of any adjustments to each Eligible Person granted an Award under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Award, the Eligible Person will receive what the holder would have owned if the holder had exercised the Award immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

4.    ELIGIBLE PERSONS

      (a) With respect to ISOs, an Eligible Person means any individual who has been employed by the Corporation or by any subsidiary of the Corporation for a continuous period of at least sixty (60) days.

      (b)   With respect to all other forms of Awards, an Eligible Person means
            (i) any Employee of the Corporation or any subsidiary of the Corporation, who has been employed by the Corporation for a continuous period of at least sixty (60) days or (ii) any director of the Corporation or any subsidiary of the Corporation.

      (c) As used in this Section 4, "Employee" means (i) any individual regularly employed on a full-time basis by the Corporation or any of its subsidiaries and (ii) such other individuals who may be granted options as employees or as an equivalent thereto as may be permitted by the rules and policies of the applicable Regulatory Authorities, such as "service providers" (as that term is defined by The Toronto Stock Exchange (the "TSE")) or "consultant(s)" (as that term is defined under B.C. Instrument 45-507 issued by the B.C. Securities Commission).

      (d) As used herein, "Regulatory Authorities" means the stock exchanges and other organized trading facilities on which the Corporation's Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Corporation.

      (e) Awards may be exercised by the guardian or Personal Representative of the Eligible Person. As used herein, "Personal Representative" means: (i) in the case of a deceased Award Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and (ii) in the case of an Award Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Award Holder.

5.    GRANT OF AWARDS; TERMS

      (a) The Board or the Committee has the right to issue the Awards established by this Plan to Eligible Persons. The Board or the Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Awards shall be set forth in a writing signed the Board or by a majority of the members of the Committee. The writing shall identify whether the Award being granted includes ISOs and shall set forth the terms which govern the Awards. The terms shall be determined by the Board or the Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Awards, when the Awards may be exercised, the period for which the Award is granted and the expiration date, the effect on the Awards if the Eligible Person terminates employment, and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Award. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Award granted to an Eligible Person may differ from the terms of an Award granted to another Eligible Person, and may differ from the terms of an earlier Option granted to the same Eligible Person.

      (b) In no case will an Eligible Person be granted an Award where the number of Shares that may be received pursuant to that Award exceed, when added to the number of Shares available for purchase pursuant to Awards previously granted to the Award Holder which remain exercisable, 5% of the Corporation's issued and outstanding share capital as of the date of the Award being granted.

      (c) Subject to any termination provisions contained, the expiration date of an Award shall be the date so fixed by the Board at the time the particular Award is awarded, provided that such date shall be no later than the tenth anniversary of the Award Date of such Award.

6.    EXERCISE PRICE

      The exercise price at which an Award Holder may purchase a Share upon the exercise of an Award constituting an option, or other derivative security requiring the payment of an exercise price, shall not be less than the Market Value of the Corporation's Shares as of the Award Date. The Market Value of the Corporation's Shares for a particular Award Date shall be determined as follows:

      (a) for each organized trading facility on which the Shares are listed, Market Value will be the closing trading price of the Shares on the day immediately preceding the Award Date provided that the minimum Market Value in all cases will not be less than the Market Value on the TSE;

      (b) if the Corporation's Shares trade on an organized trading facility outside of Canada, then the Market Value determined for that organized trading facility will be converted into Canadian dollars at a conversion rate determined by the Administrator having regard for the published conversion rates as of the Award Date;

      (c) if the Corporation's Shares are listed on more than one organized trading facility, then Market Value shall be the simple average of the Market Values determined for each organized trading facility on which those Shares are listed as determined for each organized trading facility in accordance with and subject to subparagraphs (a) and (b) above;

      (d) if the Corporation's Shares are listed on one or more organized trading facility but have not traded during the ten trading day period immediately preceding the Award Date, then the Market Value will be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by resolution of the Board; and

      (e) if the Corporation's Shares are not listed on any organized trading facility, then the Market Value will be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by resolution of the Board.

      Notwithstanding anything else contained herein, in no case will Awards be exercisable at a price less than the minimum prescribed by each of the organized trading facilities on which the Corporation's shares trade and as prescribed by any other applicable Regulatory Authority as would apply to the Award Date in question.

7.    PAYMENT OF EXERCISE PRICE

      (a) Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Award shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the

            Corporation of shares of Stock owned by the holder of the Award having a Fair Market Value (as determined by the Corporation without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Corporation) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Award (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by the holder of the Award's promissory note in a form approved by the Board or the Committee, (v) by such other consideration as may be approved by the Board or the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board or the Committee may at any time or from time to time, by adoption of or by amendment to the standard forms of Awards described in Section 7, or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

      (b) Notwithstanding the foregoing, an Award may not be exercised by tender to the Corporation of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Corporation's stock. Unless otherwise provided by the Board or the Committee, an Award may not be exercised by tender to the Corporation of shares of Stock unless such shares either have been owned by the holder for more than six (6) months or were not acquired, directly or indirectly, from the Corporation.

      (c) The Corporation reserves, at any and all times, the right, in the Corporation's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Awards by means of a Cashless Exercise.

      (d) No promissory note shall be permitted if the exercise of an Award using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board or Committee shall determine. The Board and the Committee shall have the authority to permit or require the Award holder to secure any promissory note used to exercise an Award with the shares of Stock acquired upon the exercise of the Award or with other collateral acceptable to the Board or the Committee. Unless otherwise provided by the Board or the Committee, if the Corporation at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Corporation's securities, any promissory note shall comply with such applicable regulations, and the Award holder shall pay the unpaid principal and accrued interest if any, to the extent necessary to comply with such applicable regulations.

      (e) The Corporation shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of any Award Option, or to accept from the Award holder the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Corporation, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Corporation with respect to such Award or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Corporation shall have the right to require the Award holder, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Corporation arising in connection with the Awards or the shares of Stock acquired upon the exercise thereof. The Corporation shall have no obligation to deliver share of Stock or to release shares of Stock from an escrow established pursuant to the Award until the Corporation's tax withholding obligations have been satisfied by the Award holder.

8.    GRANT OF RELOAD OPTIONS

      In granting stock options under this Plan, the Board or the Committee may, but shall not be obligated to, include a Reload Option provision therein, subject to the provisions set forth in Paragraphs 20 and 21 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an Award (the "Original Option") by delivering to the Corporation shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Committee consistent with the provisions of this Plan.

9.    COMMITTEE

      The Committee may be appointed from time to time by the Board. The Board may from time to time remove members from or add members to the Committee. The Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 20 herein. The members of the Committee may elect one to its members as its chairman. The Committee shall hold its meetings at such time and places as its chairman shall determine. A majority of the Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Committee will be effective as if it had been made by a majority vote of all members of the Committee at a meeting which is duly called and held.

10.   ADMINISTRATION OF PLAN

      In addition to granting Awards and to exercising the authority granted to it elsewhere in this Plan, the Board or the Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Awards granted or awarded pursuant to the Plan comply with the provisions of Paragraph 20 and 21 herein. All determinations made by the Board or the Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its stockholders, employees, officers and directors and consultants. No member of the Board or the Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.

11.   PROVISIONS APPLICABLE TO ISOS

      The following provisions shall apply to all ISOs granted by the Board or the Committee and shall be incorporated by reference into any writing granting an ISO:

      (a) An ISO may only be granted within ten (10) years from June 29, 1999, the date that this Plan was originally adopted by the Board.

      (b) An ISO may not be exercised after the expiration of ten (10) years from the date the ISO is granted.

      (c) The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

      (d) An ISO is not transferable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

      (e) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the option price shall be at least 110% of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

      (f) The aggregate fair market value (determined at the time the ISO is granted) of the Stock with respect to which the ISO is first exercisable by the Eligible Person during any calendar year (under this Plan and any other incentive stock option plan of the Corporation) shall not exceed $100,000.

      (g) Even if the shares of Stock which are issued upon exercise of an ISO are sold within one year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

      (h) This Plan was adopted by the Corporation on June 29, 1999, by virtue of its approval by the Board and amended and restated on March 10, 2000. Approval by the stockholders of the Corporation is to occur prior to June 28, 2000.

12.   DETERMINATION OF FAIR MARKET VALUE

      In granting ISOs under this Plan, the Board or the Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO in accordance with the provisions of Section 6 above.

13.   RESTRICTIONS ON ISSUANCE OF STOCK

      The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Award unless the Stock with respect to which the Award is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an Award granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a Personal Representative of an Eligible Person, "distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Award, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

14.   EXERCISE IN THE EVENT OF DEATH OF TERMINATION OR EMPLOYMENT

      (a) If an Award holder shall die (i) while an employee of the Corporation or a Subsidiary or within three months after termination of his employment with the Corporation or a Subsidiary because of his disability, or retirement or otherwise, his Awards may be exercised, to the extent that the Award holder shall have been entitled to do so on the date of his death or such termination of employment by the person or persons to whom the Award holder's right under the Award pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, his Awards may be exercised not later than the expiration date specified in Paragraph 5 or one year after the Award holder's death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in Paragraph 5 hereof or one year after the Award holder's death, whichever date is earlier.

      (b) If an Award holder's employment by the Corporation or a Subsidiary shall terminate because of his disability and such Award holder has not died within the following three months, he may exercise his Awards, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in Paragraph 5 hereof or one year after termination of employment, whichever date is earlier.

      (c) If an Award holder's employment shall terminate by reason of his retirement in accordance with the terms of the Corporation's retirement plans or with the consent of the Board or the Committee or involuntarily other than by termination for cause, and such Award holder had not died within the following three months, he may exercise his Award to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from time to time, but not later than the expiration date specified in Paragraph 5 hereof.

      (d) If an Award holder's employment shall terminate for cause, all right to exercise his Awards shall terminate at the date of such termination of employment.

15.   CORPORATE EVENTS

      In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation's shares of Stock, the Board or the Committee shall declare that each Award granted under this Plan shall terminate as of a date to be fixed by the Board; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an Award, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Award as to all or any part of the shares of Stock covered thereby, including shares of Stock as to which such Award would not otherwise be exercisable. Nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Award.

16.   NO GUARANTEE OF EMPLOYMENT

      Nothing in this Plan or in any writing granting an Award will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer, or will interfere with or restrict in any way the right of the Eligible Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

17.   NONTRANSFERABILITY

      No Award granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Award holder, an Award shall be exercisable only by him, or by his guardian or Personal Representative.

18.   NO RIGHTS AS STOCKHOLDER

      No Award holder shall have any rights as a stockholder with respect to any shares subject to his Award prior to the date of issuance to him of a certificate or certificates for such shares.

19.   AMENDMENT AND DISCONTINUANCE OF PLAN

      The Board may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Awards under this Plan. Further, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 herein), or (b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the stockholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Board is authorized to seek the approval of the Corporation's stockholders for any other changes it proposes to make to this Plan which require such approval, however, the Board may modify the Plan as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 19, and Paragraphs 20 and 21. In addition, unless the TSE otherwise agrees, if any non-voting shares issued by the Company become publicly traded on the TSE as non-voting shares, then the Plan must be amended to provide that all shares to be issued on the exercise of options to be granted under the Plan must be non-voting shares.

20.   COMPLIANCE WITH RULE 16B-3

      This Plan is intended to comply in all respects with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Exchange Act, with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Committee or the Board.

21.   COMPLIANCE WITH CODE

      The aspects of this Plan dealing with ISOs are intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. In the event any future statute or regulation shall modify the existing stature, the aspects of this Plan on ISOs shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any ISO granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need to be given to optionee.

      If any provision of the aspects of this Plan dealing with ISOs is determined to disqualify the shares purchasable pursuant to the ISOs granted under this Plan from the special tax treatment provided by Code
      Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said tax treatment.

22.   COMPLIANCE WITH OTHER LAWS AND REGULATIONS

      The Plan and any amendments hereto, the grant and exercise of Awards thereunder, and the obligation of the Corporation to sell and deliver Stock under such Awards, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government entity or Regulatory Authority as may be required (including, without limitation, any pre-clearances required by the TSE). Moreover, no option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

23.   DISPOSITION OF SHARES

      In the event any share of Stock acquired by an exercise of an Award granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Award was granted or within one year after the transfer of such Stock pursuant to such exercise, the Award holder shall give prompt written notice thereof to the Board or the Committee.

24.   NAME

      The Plan shall be known as the "Voice Mobility International Inc. Second Amended and Restated 1999 Stock Option Plan."

25.   NOTICES

      Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation shall be sent to it at its office, 701-543 Granville Street, Vancouver, British Columbia V6C 1X8 Canada and when addressed to the Committee shall be sent to it 701-543 Granville Street, Vancouver, British Columbia V6C 1X8 Canada, subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

26.   HEADINGS

      The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.

27.   EFFECTIVE DATE

      The Plan, was adopted by the Board on June 29, 1999, amended and restated on March 10, 2000, and further amended and restated on May 10, 2001. The effective date of the Plan shall be the date on which the Plan is approved by the stockholders of the Corporation.

Dated as of May 10, 2001

                                          VOICE MOBILITY INTERNATIONAL, INC.

                                          By: /s/ Thomas G. O'Flaherty
                                          -----------------------------
                                              Thomas G. O'Flaherty, President

                       VOICE MOBILITY INTERNATIONAL, INC.
                       13777 Commerce Parkway, Suite 180
                           Richmond, British Columbia
                                 CANADA V6V 2X3

                                   PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT OF VOICE MOBILITY INTERNATIONAL, INC.

The undersigned appoints James J. Hutton and Randy G. Buchamer as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Voice Mobility International, Inc. (the "Company") held of record by the undersigned on May 4, 2001, at the Annual Meeting of Stockholders to be held at the Metropolitan Hotel, located at 645 Howe Street, in British Columbia, Canada, on June 14, 2001, or any adjournment thereof.

Please check this box only if you intend to attend and vote at the Annual Meeting |_|

TO ASSIST THE COMPANY IN TABULATING THE VOTES SUBMITTED BY PROXY PRIOR TO THE ANNUAL MEETING, WE REQUEST THAT YOU MARK, SIGN, DATE AND RETURN THIS PROXY BY JUNE 1, 2000 USING THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1 - ELECTION OF DIRECTORS

   |_| FOR all nominees.  |_| WITHHOLD authority to vote. (except as marked
                                                          contrary below)

NOMINEES:     Thomas G. O'Flaherty, James J. Hutton, Randy G. Buchamer, William
              E. Krebs, Robert E. Neal, F. David D. Scott and Morgan Sturdy

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

           ---------------------------------------------------------

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

To ratify the selection of Ernst & Young LLP., Chartered Accountants, as independent auditors for the year ending December 31, 2001 and to authorize the Board of Directors to fix the remuneration of the auditors

            FOR      AGAINST   ABSTAIN
            |_|        |_|       |_|

PROPOSAL 3. APPROVAL OF AMENDMENT TO THE 1999 STOCK OPTION PLAN.

To approve the amendment to the 1999 Stock Option Plan, as amended, to meet the requirements for listing of the Company's securities on the Toronto Stock Exchange

            FOR      AGAINST   ABSTAIN
            |_|        |_|       |_|

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.

If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" each of the Proposals.

Dated:
       --------------------------------

Signature:
           ----------------------------

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD JOINTLY, BOTH SHAREHOLDERS SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INDICATE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE INDICATE FULL CORPORATE NAME; AND IF SIGNED BY THE PRESIDENT OR ANOTHER AUTHORIZED OFFICER, PLEASE SPECIFY THE OFFICER'S CAPACITY. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.